Exhibit 99.1

Old National Bancorp Reports Fourth Quarter and
Full-Year 2024 Results
Evansville, Ind. (January 21, 2025)

Old National Bancorp (NASDAQ: ONB) reports 4Q24 net income applicable to common shares of $149.8 million, diluted EPS of $0.47; $156.0 million and $0.49 on an adjusted[1] basis, respectively. Full-year net income applicable to common shares of $523.1 million, diluted EPS of $1.68; $578.1 million and $1.86 on an adjusted[1] basis, respectively.

CEO COMMENTARY:

"Old National's successful 4th quarter was driven by continued growth in our peer-leading deposit franchise, disciplined expense and credit management, and solid net interest income and margin performance," said Chairman and CEO Jim Ryan. "These excellent results punctuate a strong year of earnings that included nearly 10% growth in total deposits, 10% total loan growth, and 8% growth in tangible book value."
FOURTH QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $149.8 million; adjusted net income applicable to common shares[1] of $156.0 million
•Earnings per diluted common share ("EPS") of $0.47; adjusted EPS[1] of $0.49

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $400.0 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.30%, down 2 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $218.9 million; adjusted PPNR[1] of $227.1 million
•Noninterest expense of $276.8 million; adjusted noninterest expense[1] of $268.7 million
•Efficiency ratio[1] of 54.4%; adjusted efficiency ratio[1] of 51.8%

Deposits and Funding	•Period-end total deposits of $40.8 billion, consistent with September 30, 2024; core deposits up 1.9% annualized
•Granular low-cost deposit franchise; total deposit costs of 208 bps, down 17 bps

Loans and Credit Quality	•End-of-period total loans[3] of $36.3 billion, down 1.6% annualized
•Provision for credit losses[4] ("provision") of $27.0 million
•Net charge-offs of $18.7 million, or 21 bps of average loans; 17 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.27% and nonaccrual loans of 1.23% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] ("ROATCE") of 16.4%; adjusted ROATCE[1] of 17.0% •Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.38%, up 38 bps

Notable Items	•$8.1 million of pre-tax merger-related charges •Announced pending partnership with Bremer Financial Corporation ("Bremer")
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Expense associated with a mutual separation agreement with a former Old National executive

RESULTS OF OPERATIONS2
Old National Bancorp ("Old National") reported fourth quarter 2024 net income applicable to common shares of $149.8 million, or $0.47 per diluted common share.
Included in fourth quarter results were pre-tax charges of $8.1 million primarily related to the April 1, 2024 partnership with CapStar Financial Holdings, Inc. ("CapStar") and the recently announced partnership with Bremer. Excluding these transactions and realized debt securities losses from the current quarter, adjusted net income1 was $156.0 million, or $0.49 per diluted common share.
DEPOSITS AND FUNDING
Growth in core deposits driven by increases in private banking and community deposits, partly offset by normal seasonal patterns in public funds.
•Period-end total deposits were $40.8 billion, consistent with September 30, 2024; core deposits up 1.9% annualized.
•On average, total deposits for the fourth quarter were $41.1 billion, up 5.3% annualized.
•Granular low-cost deposit franchise; total deposit costs of 208 bps, down 17 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Strong commercial loan production offset by approximately $600 million of outsized payoff activity and lower line utilization.
•Period-end total loans3 were $36.3 billion, down 1.6% annualized.
•Total commercial loan production in the fourth quarter was $1.5 billion; period-end commercial pipeline totaled $2.7 billion.
•Average total loans in the fourth quarter were $36.4 billion, an increase of $111.1 million, or 1.2% annualized.

CREDIT QUALITY
Resilient credit quality continues to be a hallmark of Old National.
•Provision4 expense was $27.0 million compared to $28.5 million.
•Net charge-offs were $18.7 million, or 21 bps of average loans compared to 19 bps.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 17 bps compared to 16 bps.
•30+ day delinquencies as a percentage of loans were 0.27% compared to 0.26%.
•Nonaccrual loans as a percentage of total loans were 1.23% compared to 1.22%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. The remaining discount on these acquired loans was $159.8 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $414.2 million, or 1.14% of total loans, compared to $405.9 million, or 1.12% of total loans.

NET INTEREST INCOME AND MARGIN
Higher net interest income and modestly lower margin reflective of higher accretion and the rate environment.
•Net interest income on a fully taxable equivalent basis1 increased to $400.0 million compared to $397.9 million, driven by higher accretion and lower funding costs, partly offset by earning asset mix.
•Net interest margin on a fully taxable equivalent basis1 modestly decreased 2 bps to 3.30%.
•Accretion income on loans and borrowings was $18.5 million, or 15 bps of net interest margin1, compared to $15.6 million, or 13 bps of net interest margin1.
•Cost of total deposits was 2.08%, decreasing 17 bps and the cost of total interest-bearing deposits decreased 22 bps to 2.71%.

NONINTEREST INCOME
Increase driven by higher wealth fees and other income, partly offset by lower capital markets and mortgage fees.
•Total noninterest income was $95.8 million compared to $94.1 million.
•Noninterest income was up 1.7% driven by higher wealth fees and other income impacted by $8 million of discrete items, partly offset by lower capital markets and mortgage fees.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense was $276.8 million and included $8.1 million of merger-related charges.
◦Excluding merger-related charges and $2.6 million of pre-tax separation expense5 in the third quarter of 2024, adjusted noninterest expense1 was $268.7 million, compared to $262.8 million; increase driven by $5 million in higher performance-driven incentive accruals and $1.2 million in higher tax credit amortization.
•The efficiency ratio1 was 54.4%, while the adjusted efficiency ratio1 was 51.8% compared to 53.8% and 51.2%, respectively.

INCOME TAXES
•Income tax expense was $32.2 million, resulting in an effective tax rate of 17.3% compared to 22.3%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 19.8% compared to 24.8%.
◦Lower effective tax rate driven by $5.9 million for the resolution of tax matters and $1.2 million in higher tax credit benefits.
•Income tax expense included $5.2 million of tax credit benefit compared to $4.0 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 43 bps to 13.37% and preliminary regulatory Tier 1 capital up 38 bps to 11.98%, as strong retained earnings drive capital.
•Tangible common equity to tangible assets was 7.41% compared to 7.44%.

MARK SANDER TO RETIRE AS PRESIDENT AND COO
Old National Bancorp President and Chief Operating Officer Mark G. Sander will retire on June 30, 2025, after a distinguished and highly successful career in banking that began in 1980. Prior to the completion of the Old National Bancorp and First Midwest Bancorp partnership in 2022, Mr. Sander served as President, COO, and a Director at First Midwest Bancorp.

Before joining First Midwest in 2011, Mr. Sander held the position of Executive Vice President and head of Commercial Banking at Associated Banc-Corp. He has also previously held leadership roles at Bank of America and LaSalle Bank.

"It has been my privilege to work alongside Mark Sander over the past several years," said Old National Chairman and CEO Jim Ryan. "Thanks to Mark’s strong and steady leadership, Old National is now one of the premier banks in the nation. On behalf of all of us at Old National, I want to thank him for embodying our organizational values of collaboration, inclusion, and integrity every day."

LEAD INDEPENDENT DIRECTOR TRANSITION
Daniel S. Hermann, founding partner of Lechwe Holdings LLC, founder of AmeriQual Group, LLC, and former President and CEO of Black Beauty Coal Co., has been appointed Lead Independent Director of Old National Bancorp. Mr. Hermann has been a member of the Old National Bancorp board since 2020.

Mr. Hermann succeeds Becky Skillman, former Indiana Lt. Governor and former President and CEO of Radius Indiana, who has served as Lead Independent Director since 2016. Ms. Skillman will continue her service as a member of the Old National Bancorp board, a position she has held since 2013.

"On behalf of Old National’s Executive Leadership Team and Board of Directors, I want to thank Becky Skillman for her passionate leadership and invaluable guidance as our Lead Independent Director," said Old National Chairman and CEO Jim Ryan. "I also want to emphasize how grateful we are to have a leader of Dan Hermann’s character, stature, and experience to build upon the significant contributions that Becky has made in this critical role."

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, January 21, 2025, to review fourth quarter and full-year financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 9682197. A replay of the call will also be available from approximately noon Central Time on January 21, 2025 through February 4, 2025. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199; Access code 9682197.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $54 billion of assets and $30 billion of assets under management, Old National ranks among the top 30 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2024, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, separation expense, debt securities gains/losses, CECL Day 1 non-PCD provision expense, distribution of excess pension assets expense, FDIC special assessment expense, gain on sale of Visa Class B restricted shares, contract termination charges, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, separation expense, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, Louisville expenses, and property optimization charges, as well as adjusted noninterest income, which excludes debt securities gains/losses and the gain on sale of Visa Class B restricted shares. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the failure to obtain necessary regulatory approvals for the merger (the “Merger”) between Old National and Bremer (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the Merger does not close when expected or at all because required regulatory approvals, the approval by Bremer’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Old National and Bremer; the expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; risks relating to the potential dilutive effect of shares of Old National’s common stock to be issued in the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Rick Vach	Investors: Lynell Durchholz
(904) 535-9489	(812) 464-1366
Rick.Vach@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Income Statement
Net interest income	$394,180	$391,724	$388,421	$356,458	$364,408	$1,530,783	$1,503,153
FTE adjustment[1,3]	5,777	6,144	6,340	6,253	6,100	24,514	23,428
Net interest income - tax equivalent basis[3]	399,957	397,868	394,761	362,711	370,508	1,555,297	1,526,581
Provision for credit losses	27,017	28,497	36,214	18,891	11,595	110,619	58,887
Noninterest income	95,766	94,138	87,271	77,522	100,094	354,697	333,342
Noninterest expense	276,824	272,283	282,999	262,317	284,235	1,094,423	1,026,306
Net income available to common shareholders	$149,839	$139,768	$117,196	$116,250	$128,446	$523,053	$565,857
Per Common Share Data
Weighted average diluted shares	318,803	317,331	316,461	292,207	292,029	311,001	291,855
EPS, diluted	$0.47	$0.44	$0.37	$0.40	$0.44	$1.68	$1.94
Cash dividends	0.14	0.14	0.14	0.14	0.14	0.56	0.56
Dividend payout ratio[2]	30%	32%	38%	35%	32%	33%	29%
Book value	$19.11	$19.20	$18.28	$18.24	$18.18	$19.11	$18.18
Stock price	21.71	18.66	17.19	17.41	16.89	21.71	16.89
Tangible book value[3]	11.91	11.97	11.05	11.10	11.00	11.91	11.00
Performance Ratios
ROAA	1.14%	1.08%	0.92%	0.98%	1.09%	1.03%	1.21%
ROAE	9.8%	9.4%	8.2%	8.7%	10.2%	9.1%	11.3%
ROATCE[3]	16.4%	16.0%	14.1%	14.9%	18.1%	15.4%	20.2%
NIM (FTE)[3]	3.30%	3.32%	3.33%	3.28%	3.39%	3.31%	3.54%
Efficiency ratio[3]	54.4%	53.8%	57.2%	58.3%	59.0%	55.9%	53.7%
NCOs to average loans	0.21%	0.19%	0.16%	0.14%	0.12%	0.17%	0.17%
ACL on loans to EOP loans	1.08%	1.05%	1.01%	0.95%	0.93%	1.08%	0.93%
ACL[4] to EOP loans	1.14%	1.12%	1.08%	1.03%	1.03%	1.14%	1.03%
NPLs to EOP loans	1.23%	1.22%	0.94%	0.98%	0.83%	1.23%	0.83%
Balance Sheet (EOP)
Total loans	$36,285,887	$36,400,643	$36,150,513	$33,623,319	$32,991,927	$36,285,887	$32,991,927
Total assets	53,552,272	53,602,293	53,119,645	49,534,918	49,089,836	53,552,272	49,089,836
Total deposits	40,823,560	40,845,746	39,999,228	37,699,418	37,235,180	40,823,560	37,235,180
Total borrowed funds	5,411,537	5,449,096	6,085,204	5,331,161	5,331,147	5,411,537	5,331,147
Total shareholders' equity	6,340,350	6,367,298	6,075,072	5,595,408	5,562,900	6,340,350	5,562,900
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.38%	11.00%	10.73%	10.76%	10.70%	11.38%	10.70%
Tier 1 capital	11.98%	11.60%	11.33%	11.40%	11.35%	11.98%	11.35%
Total capital	13.37%	12.94%	12.71%	12.74%	12.64%	13.37%	12.64%
Leverage ratio (average assets)	9.21%	9.05%	8.90%	8.96%	8.83%	9.21%	8.83%
Equity to assets (averages)	11.78%	11.60%	11.31%	11.32%	10.81%	11.51%	10.91%
TCE to TA	7.41%	7.44%	6.94%	6.86%	6.85%	7.41%	6.85%
Nonfinancial Data
Full-time equivalent employees	4,066	4,105	4,267	3,955	3,940	4,066	3,940
Banking centers	280	280	280	258	258	280	258
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. December 31, 2024 capital ratios are preliminary.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity
NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Interest income	$662,082	$679,925	$663,663	$595,981	$589,751	$2,601,651	$2,206,821
Less: interest expense	267,902	288,201	275,242	239,523	225,343	1,070,868	703,668
Net interest income	394,180	391,724	388,421	356,458	364,408	1,530,783	1,503,153
Provision for credit losses	27,017	28,497	36,214	18,891	11,595	110,619	58,887
Net interest income after provision for credit losses	367,163	363,227	352,207	337,567	352,813	1,420,164	1,444,266
Wealth and investment services fees	30,012	29,117	29,358	28,304	27,656	116,791	107,784
Service charges on deposit accounts	20,577	20,350	19,350	17,898	18,667	78,175	71,945
Debit card and ATM fees	10,991	11,362	10,993	10,054	10,700	43,400	42,153
Mortgage banking revenue	7,026	7,669	7,064	4,478	3,691	26,237	16,319
Capital markets income	5,244	7,426	4,729	2,900	5,416	20,299	24,419
Company-owned life insurance	6,499	5,315	5,739	3,434	3,773	20,987	15,397
Gain on sale of Visa Class B restricted shares	—	—	—	—	21,635	—	21,635
Other income	15,539	12,975	10,036	10,470	9,381	49,020	39,955
Debt securities gains (losses), net	(122)	(76)	2	(16)	(825)	(212)	(6,265)
Total noninterest income	95,766	94,138	87,271	77,522	100,094	354,697	333,342
Salaries and employee benefits	146,605	147,494	159,193	149,803	141,649	603,095	546,364
Occupancy	29,733	27,130	26,547	27,019	26,514	110,429	106,676
Equipment	9,325	9,888	8,704	8,671	8,769	36,588	32,163
Marketing	12,653	11,036	11,284	10,634	10,813	45,607	39,511
Technology	21,429	23,343	24,002	20,023	20,493	88,797	80,343
Communication	4,176	4,681	4,480	4,000	4,212	17,337	16,980
Professional fees	11,055	7,278	10,552	6,406	8,250	35,291	27,335
FDIC assessment	11,970	11,722	9,676	11,313	27,702	44,681	56,730
Amortization of intangibles	7,237	7,411	7,425	5,455	5,869	27,528	24,155
Amortization of tax credit investments	4,556	3,277	2,747	2,749	7,200	13,329	15,367
Other expense	18,085	19,023	18,389	16,244	22,764	71,741	80,682
Total noninterest expense	276,824	272,283	282,999	262,317	284,235	1,094,423	1,026,306
Income before income taxes	186,105	185,082	156,479	152,772	168,672	680,438	751,302
Income tax expense	32,232	41,280	35,250	32,488	36,192	141,250	169,310
Net income	$153,873	$143,802	$121,229	$120,284	$132,480	$539,188	$581,992
Preferred dividends	(4,034)	(4,034)	(4,033)	(4,034)	(4,034)	(16,135)	(16,135)
Net income applicable to common shares	$149,839	$139,768	$117,196	$116,250	$128,446	$523,053	$565,857

EPS, diluted	$0.47	$0.44	$0.37	$0.40	$0.44	$1.68	$1.94
Weighted Average Common Shares Outstanding
Basic	315,673	315,622	315,585	290,980	290,701	309,499	290,748
Diluted	318,803	317,331	316,461	292,207	292,029	311,001	291,855
Common shares outstanding (EOP)	318,980	318,955	318,969	293,330	292,655	318,980	292,655

End of Period Balance Sheet (unaudited)
($ in thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Assets
Cash and due from banks	$394,450	$498,120	$428,665	$350,990	$430,866
Money market and other interest-earning investments	833,518	693,450	804,381	588,509	744,192
Investments:
Treasury and government-sponsored agencies	2,289,903	2,335,716	2,207,004	2,243,754	2,453,950
Mortgage-backed securities	6,175,103	6,085,826	5,890,371	5,566,881	5,245,691
States and political subdivisions	1,637,379	1,665,128	1,678,597	1,672,061	1,693,819
Other securities	781,656	783,079	775,623	760,847	779,048
Total investments	10,884,041	10,869,749	10,551,595	10,243,543	10,172,508
Loans held-for-sale, at fair value	34,483	62,376	66,126	19,418	32,006
Loans:
Commercial	10,288,560	10,408,095	10,332,631	9,648,269	9,512,230
Commercial and agriculture real estate	16,307,486	16,356,216	16,016,958	14,653,958	14,140,629
Residential real estate	6,797,586	6,757,896	6,894,957	6,661,379	6,699,443
Consumer	2,892,255	2,878,436	2,905,967	2,659,713	2,639,625
Total loans	36,285,887	36,400,643	36,150,513	33,623,319	32,991,927
Allowance for credit losses on loans	(392,522)	(380,840)	(366,335)	(319,713)	(307,610)
Premises and equipment, net	588,970	599,528	601,945	564,007	565,396
Goodwill and other intangible assets	2,296,098	2,305,084	2,306,204	2,095,511	2,100,966
Company-owned life insurance	859,851	863,723	862,032	767,423	767,902
Accrued interest receivable and other assets	1,767,496	1,690,460	1,714,519	1,601,911	1,591,683
Total assets	$53,552,272	$53,602,293	$53,119,645	$49,534,918	$49,089,836

Liabilities and Equity
Noninterest-bearing demand deposits	$9,399,019	$9,429,285	$9,336,042	$9,257,709	$9,664,247
Interest-bearing:
Checking and NOW accounts	7,538,987	7,314,245	7,680,865	7,236,667	7,331,487
Savings accounts	4,753,279	4,781,447	4,983,811	5,020,095	5,099,186
Money market accounts	11,807,228	11,601,461	10,485,491	10,234,113	9,561,116
Other time deposits	5,819,970	6,010,070	5,688,432	4,760,659	4,565,137
Total core deposits	39,318,483	39,136,508	38,174,641	36,509,243	36,221,173
Brokered deposits	1,505,077	1,709,238	1,824,587	1,190,175	1,014,007
Total deposits	40,823,560	40,845,746	39,999,228	37,699,418	37,235,180

Federal funds purchased and interbank borrowings	385	135,263	250,154	50,416	390
Securities sold under agreements to repurchase	268,975	244,626	240,713	274,493	285,206
Federal Home Loan Bank advances	4,452,559	4,471,153	4,744,560	4,193,039	4,280,681
Other borrowings	689,618	598,054	849,777	813,213	764,870
Total borrowed funds	5,411,537	5,449,096	6,085,204	5,331,161	5,331,147
Accrued expenses and other liabilities	976,825	940,153	960,141	908,931	960,609
Total liabilities	47,211,922	47,234,995	47,044,573	43,939,510	43,526,936
Preferred stock, common stock, surplus, and retained earnings	7,086,393	6,971,054	6,866,480	6,375,036	6,301,709
Accumulated other comprehensive income (loss), net of tax	(746,043)	(603,756)	(791,408)	(779,628)	(738,809)
Total shareholders' equity	6,340,350	6,367,298	6,075,072	5,595,408	5,562,900
Total liabilities and shareholders' equity	$53,552,272	$53,602,293	$53,119,645	$49,534,918	$49,089,836

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,072,509	$12,843	4.76%	$904,176	$11,696	5.15%	$1,094,196	$14,425	5.23%
Investments:
Treasury and government-sponsored agencies	2,325,120	20,841	3.59%	2,255,629	21,851	3.87%	2,490,793	25,848	4.15%
Mortgage-backed securities	6,149,775	50,416	3.28%	5,977,058	48,425	3.24%	4,913,151	34,209	2.79%
States and political subdivisions	1,654,591	13,698	3.31%	1,668,454	14,042	3.37%	1,686,119	14,541	3.45%
Other securities	783,708	10,518	5.37%	785,107	12,547	6.39%	749,697	10,440	5.57%
Total investments	10,913,194	95,473	3.50%	10,686,248	96,865	3.63%	9,839,760	85,038	3.46%
Loans:[2]
Commercial	10,401,056	176,996	6.81%	10,373,340	183,878	7.09%	9,351,344	163,921	7.01%
Commercial and agriculture real estate	16,326,802	263,062	6.44%	16,216,842	274,832	6.78%	14,074,908	226,716	6.44%
Residential real estate loans	6,814,829	68,346	4.01%	6,833,597	67,084	3.93%	6,706,425	62,054	3.70%
Consumer	2,883,413	51,139	7.06%	2,891,260	51,714	7.12%	2,634,650	43,697	6.58%
Total loans	36,426,100	559,543	6.14%	36,315,039	577,508	6.36%	32,767,327	496,388	6.06%

Total earning assets	$48,411,803	$667,859	5.52%	$47,905,463	$686,069	5.73%	$43,701,283	$595,851	5.45%

Less: Allowance for credit losses on loans	(382,799)			(366,667)			(304,195)

Non-earning Assets:
Cash and due from banks	$370,932			$413,583			$415,266
Other assets	5,402,359			5,394,032			5,027,892

Total assets	$53,802,295			$53,346,411			$48,840,246

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,338,532	$23,747	1.29%	$7,551,264	$29,344	1.55%	$7,280,268	$25,015	1.36%
Savings accounts	4,750,387	4,467	0.37%	4,860,161	5,184	0.42%	5,184,712	5,196	0.40%
Money market accounts	11,900,305	103,818	3.47%	11,064,433	106,148	3.82%	9,244,117	85,717	3.68%
Other time deposits	5,985,911	61,679	4.10%	5,928,241	64,435	4.32%	4,516,432	44,396	3.90%
Total interest-bearing core deposits	29,975,135	193,711	2.57%	29,404,099	205,111	2.78%	26,225,529	160,324	2.43%
Brokered deposits	1,662,698	21,579	5.16%	1,829,218	24,616	5.35%	1,012,647	13,041	5.11%
Total interest-bearing deposits	31,637,833	215,290	2.71%	31,233,317	229,727	2.93%	27,238,176	173,365	2.53%

Federal funds purchased and interbank borrowings	433	23	21.13%	14,549	292	7.98%	620	8	5.12%
Securities sold under agreements to repurchase	249,133	584	0.93%	239,524	612	1.02%	277,927	910	1.30%
Federal Home Loan Bank advances	4,461,733	43,788	3.90%	4,572,046	47,719	4.15%	4,182,877	38,394	3.64%
Other borrowings	669,580	8,217	4.88%	754,544	9,851	5.19%	869,644	12,666	5.78%
Total borrowed funds	5,380,879	52,612	3.89%	5,580,663	58,474	4.17%	5,331,068	51,978	3.87%

Total interest-bearing liabilities	$37,018,712	$267,902	2.88%	$36,813,980	$288,201	3.11%	$32,569,244	$225,343	2.74%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,509,446			$9,371,698			$9,949,616
Other liabilities	935,184			970,662			1,039,899
Shareholders' equity	6,338,953			6,190,071			5,281,487

Total liabilities and shareholders' equity	$53,802,295			$53,346,411			$48,840,246

Net interest rate spread			2.64%			2.62%			2.71%

Net interest margin (GAAP)			3.26%			3.27%			3.34%

Net interest margin (FTE)[3]			3.30%			3.32%			3.39%

FTE adjustment		$5,777			$6,144			$6,100

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2024			December 31, 2023
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$887,771	$45,835	5.16%	$826,453	$39,683	4.80%
Investments:
Treasury and government-sponsored agencies	2,288,053	87,489	3.82%	2,322,792	84,771	3.65%
Mortgage-backed securities	5,829,322	185,633	3.18%	5,178,940	136,827	2.64%
States and political subdivisions	1,672,493	56,006	3.35%	1,749,722	57,847	3.31%
Other securities	781,969	47,821	6.12%	776,456	39,166	5.04%
Total investments	$10,571,837	$376,949	3.57%	$10,027,910	$318,611	3.18%
Loans:[2]
Commercial	10,166,184	711,562	7.00%	9,570,639	639,131	6.68%
Commercial and agriculture real estate	15,698,854	1,028,387	6.55%	13,405,946	825,053	6.15%
Residential real estate loans	6,823,798	266,116	3.90%	6,646,684	243,646	3.67%
Consumer	2,832,823	197,316	6.97%	2,618,098	164,125	6.27%
Total loans	35,521,659	2,203,381	6.20%	32,241,367	1,871,955	5.81%

Total earning assets	$46,981,267	$2,626,165	5.59%	$43,095,730	$2,230,249	5.18%

Less: Allowance for credit losses on loans	(348,638)			(302,486)

Non-earning Assets:
Cash and due from banks	$394,350			$413,569
Other assets	5,275,427			4,945,394

Total assets	$52,302,406			$48,152,207

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,554,510	$112,741	1.49%	$7,664,183	$94,263	1.23%
Savings accounts	4,919,559	19,922	0.40%	5,638,766	14,941	0.26%
Money market accounts	10,905,756	406,739	3.73%	7,249,497	206,634	2.85%
Other time deposits	5,492,898	230,132	4.19%	3,875,984	123,428	3.18%
Total interest-bearing core deposits	28,872,723	769,534	2.67%	24,428,430	439,266	1.80%
Brokered deposits	1,447,491	76,728	5.30%	913,349	45,094	4.94%
Total interest-bearing deposits	30,320,214	846,262	2.79%	25,341,779	484,360	1.91%

Federal funds purchased and interbank borrowings	57,950	3,262	5.63%	229,386	11,412	4.98%
Securities sold under agreements to repurchase	258,630	2,752	1.06%	332,853	3,299	0.99%
Federal Home Loan Bank advances	4,473,800	177,317	3.96%	4,568,964	161,860	3.54%
Other borrowings	784,994	41,275	5.26%	822,471	42,737	5.20%
Total borrowed funds	5,575,374	224,606	4.03%	5,953,674	219,308	3.68%

Total interest-bearing liabilities	35,895,588	1,070,868	2.98%	31,295,453	703,668	2.25%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,424,577			$10,633,806
Other liabilities	962,511			968,635
Shareholders' equity	6,019,730			5,254,313

Total liabilities and shareholders' equity	$52,302,406			$48,152,207

Net interest rate spread			2.61%			2.93%

Net interest margin (GAAP)			3.26%			3.49%

Net interest margin (FTE)[3]			3.31%			3.54%

FTE adjustment		$24,514			$23,428

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Allowance for credit losses:
Beginning allowance for credit losses on loans	$380,840	$366,335	$319,713	$307,610	$303,982	$307,610	$303,671
Allowance established for acquired PCD loans	—	2,803	23,922	—	—	26,725	—
Provision for credit losses on loans	30,417	29,176	36,745	23,853	13,329	120,191	59,849
Gross charge-offs	(21,278)	(18,965)	(17,041)	(14,020)	(13,202)	(71,304)	(68,463)
Gross recoveries	2,543	1,491	2,996	2,270	3,501	9,300	12,553
NCOs	(18,735)	(17,474)	(14,045)	(11,750)	(9,701)	(62,004)	(55,910)
Ending allowance for credit losses on loans	$392,522	$380,840	$366,335	$319,713	$307,610	$392,522	$307,610
Beginning allowance for credit losses on unfunded commitments	$25,054	$25,733	$26,264	$31,226	$32,960	$31,226	$32,188
Provision (release) for credit losses on unfunded commitments	(3,400)	(679)	(531)	(4,962)	(1,734)	(9,572)	(962)
Ending allowance for credit losses on unfunded commitments	$21,654	$25,054	$25,733	$26,264	$31,226	$21,654	$31,226
Allowance for credit losses	$414,176	$405,894	$392,068	$345,977	$338,836	$414,176	$338,836
Provision for credit losses on loans	$30,417	$29,176	$36,745	$23,853	$13,329	$120,191	$59,849
Provision (release) for credit losses on unfunded commitments	(3,400)	(679)	(531)	(4,962)	(1,734)	(9,572)	(962)
Provision for credit losses	$27,017	$28,497	$36,214	$18,891	$11,595	$110,619	$58,887
NCOs / average loans[1]	0.21%	0.19%	0.16%	0.14%	0.12%	0.17%	0.17%
Average loans[1]	$36,410,414	$36,299,544	$36,053,845	$33,242,739	$32,752,406	$35,506,298	$32,233,020
EOP loans[1]	36,285,887	36,400,643	36,150,513	33,623,319	32,991,927	36,285,887	32,991,927
ACL on loans / EOP loans[1]	1.08%	1.05%	1.01%	0.95%	0.93%	1.08%	0.93%
ACL / EOP loans[1]	1.14%	1.12%	1.08%	1.03%	1.03%	1.14%	1.03%
Underperforming Assets:
Loans 90 days and over (still accruing)	$4,060	$1,177	$5,251	$2,172	$961	$4,060	$961
Nonaccrual loans	447,979	443,597	340,181	328,645	274,821	447,979	274,821
Foreclosed assets	4,294	4,077	8,290	9,344	9,434	4,294	9,434
Total underperforming assets	$456,333	$448,851	$353,722	$340,161	$285,216	$456,333	$285,216
Classified and Criticized Assets:
Nonaccrual loans	$447,979	$443,597	$340,181	$328,645	$274,821	$447,979	$274,821
Substandard loans (still accruing)	1,073,413	1,074,243	841,087	626,157	599,358	1,073,413	599,358
Loans 90 days and over (still accruing)	4,060	1,177	5,251	2,172	961	4,060	961
Total classified loans - "problem loans"	1,525,452	1,519,017	1,186,519	956,974	875,140	1,525,452	875,140
Other classified assets	58,954	59,485	60,772	54,392	48,930	58,954	48,930
Special Mention	908,630	837,543	967,655	827,419	843,920	908,630	843,920
Total classified and criticized assets	$2,493,036	$2,416,045	$2,214,946	$1,838,785	$1,767,990	$2,493,036	$1,767,990
Loans 30-89 days past due (still accruing)	$93,141	$91,750	$51,712	$53,112	$71,868	$93,141	$71,868
Nonaccrual loans / EOP loans[1]	1.23%	1.22%	0.94%	0.98%	0.83%	1.23%	0.83%
ACL / nonaccrual loans	92%	92%	115%	105%	123%	92%	123%
Under-performing assets/EOP loans[1]	1.26%	1.23%	0.98%	1.01%	0.86%	1.26%	0.86%
Under-performing assets/EOP assets	0.85%	0.84%	0.67%	0.69%	0.58%	0.85%	0.58%
30+ day delinquencies/EOP loans[1]	0.27%	0.26%	0.16%	0.16%	0.22%	0.27%	0.22%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended						Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,		December 31,	December 31,
	2024	2024	2024	2024	2023		2024	2023
Earnings Per Share:
Net income applicable to common shares	$149,839	$139,768	$117,196	$116,250	$128,446		$523,053	$565,857
Adjustments:
Merger-related charges	8,117	6,860	19,440	2,908	5,529		37,325	28,716
Tax effect[1]	(2,058)	(1,528)	(4,413)	(710)	(1,343)		(8,709)	(5,834)
Merger-related charges, net	6,059	5,332	15,027	2,198	4,186		28,616	22,882
Debt securities (gains) losses	122	76	(2)	16	825		212	6,265
Tax effect[1]	(31)	(17)	1	(4)	(200)		(51)	(1,375)
Debt securities (gains) losses, net	91	59	(1)	12	625		161	4,890
Separation expense	—	2,646	—	—	—		2,646	—
Tax effect[1]	—	(589)	—	—	—		(589)	—
Separation expense, net	—	2,057	—	—	—		2,057	—
CECL Day 1 non-PCD provision expense	—	—	15,312	—	—		15,312	—
Tax effect[1]	—	—	(3,476)	—	—		(3,476)	—
CECL Day 1 non-PCD provision expense, net	—	—	11,836	—	—		11,836	—
Distribution of excess pension assets	—	—	—	13,318	—	13,318	13,318	—
Tax effect[1]	—	—	—	(3,250)	—	(3,250)	(3,250)	—
Distribution excess pension assets, net	—	—	—	10,068	—		10,068	—
FDIC special assessment	—	—	—	2,994	19,052		2,994	19,052
Tax effect[1]	—	—	—	(731)	(4,628)		(731)	(4,628)
FDIC special assessment, net	—	—	—	2,263	14,424		2,263	14,424
Gain on sale of Visa Class B restricted shares	—	—	—	—	(21,635)		—	(21,635)
Tax effect[1]	—	—	—	—	5,255		—	5,255
Gain on sale of Visa Class B restricted shares, net	—	—	—	—	(16,380)		—	(16,380)
Contract termination charge	—	—	—	—	4,413		—	4,413
Tax effect[1]	—	—	—	—	(1,072)		—	(1,072)
Contract termination charge, net	—	—	—	—	3,341		—	3,341
Louisville expenses	—	—	—	—	—		—	3,361
Tax effect[1]	—	—	—	—	—		—	(392)
Louisville expenses, net	—	—	—	—	—		—	2,969
Property optimization charges	—	—	—	—	—		—	1,559
Tax effect[1]	—	—	—	—	—		—	(315)
Property optimization charges, net	—	—	—	—	—		—	1,244
Total adjustments, net	6,150	7,448	26,862	14,541	6,196		55,001	33,370
Net income applicable to common shares, adjusted	$155,989	$147,216	$144,058	$130,791	$134,642		$578,054	$599,227
Weighted average diluted common shares outstanding	318,803	317,331	316,461	292,207	292,029		311,001	291,855
EPS, diluted	$0.47	$0.44	$0.37	$0.40	$0.44		$1.68	$1.94
Adjusted EPS, diluted	$0.49	$0.46	$0.46	$0.45	$0.46		$1.86	$2.05
NIM:
Net interest income	$394,180	$391,724	$388,421	$356,458	$364,408		$1,530,783	$1,503,153
Add: FTE adjustment[2]	5,777	6,144	6,340	6,253	6,100		24,514	23,428
Net interest income (FTE)	$399,957	$397,868	$394,761	$362,711	$370,508		$1,555,297	$1,526,581
Average earning assets	$48,411,803	$47,905,463	$47,406,849	$44,175,079	$43,701,283		$46,981,267	$43,095,730
NIM (GAAP)	3.26%	3.27%	3.28%	3.23%	3.34%		3.26%	3.49%
NIM (FTE)	3.30%	3.32%	3.33%	3.28%	3.39%		3.31%	3.54%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
PPNR:
Net interest income (FTE)[2]	$399,957	$397,868	$394,761	$362,711	$370,508	$1,555,297	$1,526,581
Add: Noninterest income	95,766	94,138	87,271	77,522	100,094	354,697	333,342
Total revenue (FTE)	495,723	492,006	482,032	440,233	470,602	1,909,994	1,859,923
Less: Noninterest expense	(276,824)	(272,283)	(282,999)	(262,317)	(284,235)	(1,094,423)	(1,026,306)
PPNR	$218,899	$219,723	$199,033	$177,916	$186,367	$815,571	$833,617
Adjustments:
Gain on sale of Visa Class B restricted shares	$—	$—	$—	$—	$(21,635)	$—	$(21,635)
Debt securities (gains) losses	122	76	(2)	16	825	212	6,265
Noninterest income adjustments	122	76	(2)	16	(20,810)	212	(15,370)
Adjusted noninterest income	95,888	94,214	87,269	77,538	79,284	354,909	317,972
Adjusted revenue	$495,845	$492,082	$482,030	$440,249	$449,792	$1,910,206	$1,844,553
Adjustments:
Merger-related charges	$8,117	$6,860	$19,440	$2,908	$5,529	$37,325	$28,716
Separation expense	—	2,646	—	—	—	2,646	—
Distribution of excess pension assets	—	—	—	13,318	—	13,318	—
FDIC Special Assessment	—	—	—	2,994	19,052	2,994	19,052
Contract termination charges	—	—	—	—	4,413	—	4,413
Louisville expenses	—	—	—	—	—	—	3,361
Property optimization charges	—	—	—	—	—	—	1,559
Noninterest expense adjustments	8,117	9,506	19,440	19,220	28,994	56,283	57,101
Adjusted total noninterest expense	(268,707)	(262,777)	(263,559)	(243,097)	(255,241)	(1,038,140)	(969,205)
Adjusted PPNR	$227,138	$229,305	$218,471	$197,152	$194,551	$872,066	$875,348
Efficiency Ratio:
Noninterest expense	$276,824	$272,283	$282,999	$262,317	$284,235	$1,094,423	$1,026,306
Less: Amortization of intangibles	(7,237)	(7,411)	(7,425)	(5,455)	(5,869)	(27,528)	(24,155)
Noninterest expense, excl. amortization of intangibles	269,587	264,872	275,574	256,862	278,366	1,066,895	1,002,151
Less: Amortization of tax credit investments	(4,556)	(3,277)	(2,747)	(2,749)	(7,200)	(13,329)	(15,367)
Less: Noninterest expense adjustments	(8,117)	(9,506)	(19,440)	(19,220)	(28,994)	(56,283)	(57,101)
Adjusted noninterest expense, excluding amortization	$256,914	$252,089	$253,387	$234,893	$242,172	$997,283	$929,683
Total revenue (FTE)[2]	$495,723	$492,006	$482,032	$440,233	$470,602	$1,909,994	$1,859,923
Less: Debt securities (gains) losses	122	76	(2)	16	825	212	6,265
Total revenue excl. debt securities (gains) losses	495,845	492,082	482,030	440,249	471,427	1,910,206	1,866,188
Less: Gain on sale of Visa Class B restricted shares	—	—	—	—	(21,635)	—	(21,635)
Total adjusted revenue	$495,845	$492,082	$482,030	$440,249	$449,792	$1,910,206	$1,844,553
Efficiency Ratio	54.4%	53.8%	57.2%	58.3%	59.0%	55.9%	53.7%
Adjusted Efficiency Ratio	51.8%	51.2%	52.6%	53.4%	53.8%	52.2%	50.4%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
ROAE and ROATCE:
Net income applicable to common shares	$149,839	$139,768	$117,196	$116,250	$128,446	$523,053	$565,857
Amortization of intangibles	7,237	7,411	7,425	5,455	5,869	27,528	24,155
Tax effect[1]	(1,809)	(1,853)	(1,856)	(1,364)	(1,467)	(6,882)	(6,039)
Amortization of intangibles, net	5,428	5,558	5,569	4,091	4,402	20,646	18,116
Net income applicable to common shares, excluding intangibles amortization	155,267	145,326	122,765	120,341	132,848	543,699	583,973
Total adjustments, net (see pg.12)	6,150	7,448	26,862	14,541	6,196	55,001	33,370
Adjusted net income applicable to common shares, excluding intangibles amortization	$161,417	$152,774	$149,627	$134,882	$139,044	$598,700	$617,343
Average shareholders' equity	$6,338,953	$6,190,071	$5,978,976	$5,565,542	$5,281,487	$6,019,730	$5,254,313
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$6,095,234	$5,946,352	$5,735,257	$5,321,823	$5,037,768	$5,776,011	$5,010,594
Average goodwill and other intangible assets	(2,301,177)	(2,304,597)	(2,245,405)	(2,098,338)	(2,103,935)	(2,237,738)	(2,112,924)
Average tangible shareholder's common equity	$3,794,057	$3,641,755	$3,489,852	$3,223,485	$2,933,833	$3,538,273	$2,897,670
ROAE	9.8%	9.4%	8.2%	8.7%	10.2%	9.1%	11.3%
ROAE, adjusted	10.2%	9.9%	10.0%	9.8%	10.7%	10.0%	12.0%
ROATCE	16.4%	16.0%	14.1%	14.9%	18.1%	15.4%	20.2%
ROATCE, adjusted	17.0%	16.8%	17.2%	16.7%	19.0%	16.9%	21.3%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Tangible Common Equity:
Shareholders' equity	$6,340,350	$6,367,298	$6,075,072	$5,595,408	$5,562,900
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$6,096,631	$6,123,579	$5,831,353	$5,351,689	$5,319,181
Less: Goodwill and other intangible assets	(2,296,098)	(2,305,084)	(2,306,204)	(2,095,511)	(2,100,966)
Tangible shareholders' common equity	$3,800,533	$3,818,495	$3,525,149	$3,256,178	$3,218,215

Total assets	$53,552,272	$53,602,293	$53,119,645	$49,534,918	$49,089,836
Less: Goodwill and other intangible assets	(2,296,098)	(2,305,084)	(2,306,204)	(2,095,511)	(2,100,966)
Tangible assets	$51,256,174	$51,297,209	$50,813,441	$47,439,407	$46,988,870

Risk-weighted assets[3]	$40,314,805	$40,584,608	$40,627,117	$37,845,139	$37,407,347

Tangible common equity to tangible assets	7.41%	7.44%	6.94%	6.86%	6.85%
Tangible common equity to risk-weighted assets[3]	9.43%	9.41%	8.68%	8.60%	8.60%
Tangible Common Book Value:
Common shares outstanding	318,980	318,955	318,969	293,330	292,655
Tangible common book value	$11.91	$11.97	$11.05	$11.10	$11.00

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] December 31, 2024 figures are preliminary.